SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 13, 1999
                                                          --------------

                       WESTERN TECHNOLOGY & RESEARCH, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            WYOMING               0-22597               83-0273780
         --------------------------------------------------------------
         (STATE OR OTHER        (COMMISSION           (IRS EMPLOYER
         JURISDICTION OF        FILE NUMBER)        IDENTIFICATION NO.)
           FORMATION)


         946 WEST PENN AVENUE, ROBESONIA, PA                   19551
         --------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 693-3114
                                                           --------------

        -----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)


           ----------------------------------------------------------

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Company believes that Jones, Jensen & Company, P.C. ("Jones Jensen") by the letter dated April 8, 1999 was dismissed as the independent accountants for the Company. The reports of Jones Jensen on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Jones Jensen dated June 9, 1998 and March 24, 1997 was modified as to going concern. The Company's Board of Directors approved the dismissal of Jones Jensen.

         For the two most recent fiscal years and through April 8, 1999, there have been no disagreements between the Company and Jones Jensen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Jones Jensen to make a reference thereto in its report on the Company's financial statements for such period. During the two most recent fiscal years and through April 8, 1999, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

         The Company has requested that Jones Jensen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Jones Jensen agrees with the above statements. A copy of such letter is attached hereto as Exhibit A.

         The Company engaged Grant Thornton, LLP ("GT"), as its new independent accountants as of April 8, 1999. Prior to such date, the Company did not consult with GT regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by GT, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304(a) (1)(v) of Regulation S-K).

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         A. Letter dated May 5, 1999 from Jones, Jensen & Company, LLC to the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                        WESTERN TECHNOLOGY & RESEARCH, INC.



                                        By:  /s/  JOHN D. RICHARDSON, III
                                             ----------------------------------
                                        Name:     John D. Richardson, III
                                        Title:    Chief Executive Officer

Dated:  May 7, 1999

                                                                       EXHIBIT A

                  [LETTERHEAD OF JONES, JENSEN & COMPANY, LLC]


May 5, 1999


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Ladies and Gentlemen:

We were previously the independent accountants for Western Technology & Research, Inc. and on March 24, 1997, we reported on the financial statements of Western Technology & Research, Inc. On May 3, 1999, we were dismissed as the independent accountants of Western Technology & Research, Inc.

We have read Western Technology & Research, Inc.'s statements included under
Item 4 of its Form 8-K dated April 12, 1999, and we agree with such statements except for the following:

     o 1st paragraph of Item 4, we were notified about our dismissal on May 3, 1999

     o 1st paragraph of Item 4, our report dated May 3, 1998 was modified as to going concern

     o 4th paragraph of Item 4, we have no knowledge as to Grant Thornton, LLP as to the Company's new independent accountants or to any other representations about and for Grant Thornton, LLP.


Very truly yours,



Jones, Jensen & Company, LLC
Salt Lake City, Utah